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                                                                    Exhibit 99.1

                                VOTING AGREEMENT

      VOTING AGREEMENT (the "Agreement"), dated as of November 9, 2002, between the undersigned stockholder ("Stockholder") of Hyseq, Inc., a Nevada corporation ("Parent"), and Variagenics, Inc., a Delaware corporation (the "Company").

      WHEREAS, concurrently with the execution of this Agreement, the Company, Parent and Vertical Merger Corp., a wholly-owned subsidiary of Parent ("Merger Sub"), have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), providing for, inter alia, the merger (the "Merger") of Merger Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement;

      WHEREAS, as a condition to their willingness to enter into the Merger Agreement, the Company has requested that Stockholder make certain representations, warranties, covenants and agreements with respect to the shares of common stock, par value $0.01 per share (the "Shares"), of Parent beneficially owned by Stockholder and set forth opposite Stockholder's signature on the signature page hereto (the "Stockholder Shares"); and

      WHEREAS, in order to induce the Company to enter into the Merger Agreement, Stockholder is willing to make certain representations, warranties, covenants and agreements with respect to the Stockholder Shares;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Representations of Stockholders. Stockholder represents and warrants to the Company that (a) Stockholder lawfully owns beneficially (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and of record all of the Stockholder Shares free and clear of all liens, claims, charges, security interests or other encumbrances and, except pursuant to this Agreement and the Merger Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Stockholder is a party relating to the pledge, disposition or voting of any Shares and there are no voting trusts or voting agreements with respect to the Stockholder Shares, (b) Stockholder does not beneficially own any Shares other than the Stockholder Shares and does not have any options, warrants or other rights to acquire any additional Shares or any security exercisable for or convertible into Shares, and (c) Stockholder has full power and authority to enter into, execute and deliver this Agreement and to perform fully Stockholder's obligations hereunder. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of Stockholder in accordance with its terms.

      2. Agreement to Vote Shares; Irrevocable Proxy.

            (a) Stockholder agrees during the term of this Agreement to vote the Stockholder Shares and any New Shares (as defined in Section 6 hereof), and to cause any holder of record of such Shares to vote, (i) in favor of adoption and approval of the Merger Agreement at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof, (ii) against any action or agreement that could
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compete with, prevent, impede, interfere with, attempt to discourage or adversely affect the Merger or inhibit the timely consummation of the Merger,
(iii) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of Parent under the Merger Agreement and (iv) except for the Merger and the Merger Agreement, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of Parent or its subsidiaries.

            (b) Stockholder hereby appoints the Company and any designee of the Company, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Stockholder Shares and any New Shares in accordance with Section 2(a). This proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. The proxy and power of attorney granted pursuant hereto by Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Stockholder. The power of attorney granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

      3. No Voting Trusts or Other Arrangements. Stockholder agrees that Stockholder will not, and will not permit any entity under Stockholder's control to, deposit any of the Stockholder Shares in a voting trust, grant any proxies with respect to the Stockholder Shares or subject any of the Stockholder Shares to any arrangement with respect to the voting of the Stockholder Shares other than agreements entered into with the Company.

      4. No Proxy Solicitations. Stockholder, solely in Stockholder's capacity as a stockholder of Parent, agrees that Stockholder will not, and will not permit any entity under Stockholder's control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to or competition with the consummation of the Merger or otherwise encourage or assist any party in taking or planning any action which could compete with, impede, interfere with or attempt to discourage the Merger or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (b) directly or indirectly encourage, initiate or cooperate in a stockholders' vote or action by consent of Parent's stockholders in opposition to or in competition with the consummation of the Merger, or (c) become a member of a "group" (as such term is used in Rule 13d-5 under the Exchange Act) with respect to any voting securities of Parent for the purpose of opposing or competing with the consummation of the Merger; provided, however, that nothing in this letter agreement shall prevent Stockholder from taking any action or omitting to take any action solely as a member of the Board of Directors of Parent (or any committee thereof) or, at the direction of the Board of Directors of Parent (or any committee thereof), as an officer or employee of Parent or any of its subsidiaries, in each case, in accordance with the terms of the Merger Agreement.


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      5. Transfer and Encumbrance. On or after the date hereof and during the term of this Agreement, Stockholder agrees not to transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber any of the Stockholder Shares or New Shares.

      6. Additional Purchases. Stockholder agrees that all Shares that Stockholder purchases, acquires the right to vote or share in the voting of, or otherwise acquires beneficial ownership of after the execution of this Agreement ("New Shares"), shall be subject to the terms of this Agreement to the same extent as if they constituted Stockholder Shares.

      7. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

      8. No Agreement as Director, Officer or Employee. Stockholder makes no agreement or understanding in this Agreement in Stockholder's capacity as a director, officer or employee of Parent or any of its subsidiaries, and nothing in this Agreement will limit or affect any actions or omissions taken by Stockholder in Stockholder's capacity as a director, officer or employee including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement.

      9. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

      10. Notices. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission and on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

      If to the Company:

            Variagenics, Inc.
            60 Hampshire Street
            Cambridge, MA 02139-1548
            Attention: President and Chief Business Officer
            Telecopy: (617) 588-5300


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            With a copy to:

            Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
            One Financial Center
            Boston, MA 02111
            Fax: 617 542-2241
            Attn: Jeffrey M. Wiesen

      If to Stockholder, to the address or telecopy number set forth for Stockholder on the signature page hereof:

      With a copy to:

            Latham & Watkins
            135 Commonwealth Drive
            Menlo Park, CA 94114
            Fax:  (650) 463-2600
            Attn: Alan C. Mendelson

      11.   Miscellaneous.

            (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

                  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY


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CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY
OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(a).

            (b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

            (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

            (d) This Agreement shall terminate upon the earliest to occur of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date on which the Merger Agreement is terminated in accordance with Section 8.1(a), 8.1(c) or 8.1(h) thereof, and (iii) the later of (A) the date on which the Merger Agreement is terminated in accordance with Section 8.1(b), 8.1(d), 8.1(e), 8.1(f) or 8.1(g) thereof, and (B) the date six months after the date hereof.

            (e) Each party hereto shall execute and deliver such additional documents as 'may be necessary or desirable to effect the transactions contemplated by this Agreement.

            (f) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

            (g) The obligations of Stockholder set forth in this Agreement shall not be effective or binding upon Stockholder until after such time as the Merger Agreement is executed and delivered by the Company, Parent and Merger Sub, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

            (h) No party to this Agreement may assign any of its right or obligations under this Agreement without the prior written consent of the other party hereto. Any assignment contrary to the provisions of this Section 10(h) shall be null and void.


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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first written above.

                                          VARIAGENICS, INC.



                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          STOCKHOLDER

No. of Shares Beneficially

Beneficially Owned:
                   --------               ------------------------------------
                                          Name:


Acknowledged and Agreed to:

HYSEQ, INC.



By:
    ------------------------------------
    Name:
    Title:


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